UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga, Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 31, 2016, in connection with the completion of its previously announced acquisition, pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of October 3, 2016, by and among AstraZeneca AB, a Swedish corporation (“Seller”), Aralez Pharmaceuticals Trading DAC, an Irish designated activity company (“Buyer”), and, solely for purposes of Section 9.16 thereof, Aralez Pharmaceuticals Inc., a company formed under the laws of the Province of British Columbia, Canada (the “Company”), of the pharmaceutical product containing metoprolol succinate as the active pharmaceutical ingredient and distributed under the brand name TOPROL-XL® (the “Product”) and the currently marketed authorized generic (the “Authorized Generic”) for exploitation in the United States and its territories and possessions (the “Territory”), Buyer entered into a Supply Agreement (the “Supply Agreement”) with Seller.

Pursuant to the terms of the Supply Agreement and except as otherwise expressly set forth therein, Seller will be the exclusive manufacturer and supplier to Buyer of the Product and the Authorized Generic, each in finished bottled form (collectively, the “Supplied Product”) for exploitation and commercialization in the Territory.

The initial term of the Supply Agreement is 10 years (the “Initial Term”).  The Supply Agreement will continue indefinitely following the expiration of the Initial Term unless terminated in accordance with its terms.  Except in the case of certain uncured material breaches of the Supply Agreement by Buyer or certain insolvency related events affecting Buyer, Seller may not terminate the Supply Agreement unless it satisfies certain conditions related to, among other things, the transfer of technology.  In addition to termination rights upon certain uncured material breaches of the Supply Agreement by Seller or certain insolvency related events affecting Seller, Buyer may terminate the Supply Agreement at any time following the Initial Term upon providing 12 months prior written notice to Seller.

The foregoing description of the Supply Agreement does not purport to be complete and is qualified in its entirety by reference to a copy of the Supply Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.  The Company is seeking confidential treatment for certain portions of the Supply Agreement pursuant to a Confidential Treatment Request submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 31, 2016, the Company completed its previously announced acquisition from Seller of the Product and the Authorized Generic and certain related assets and rights pursuant to the Asset Purchase Agreement.  As previously announced, the purchase price payable under the Asset Purchase Agreement consists of (i) a payment of $175 million by Buyer to Seller, which was made at the closing (the “Closing Payment”); (ii) certain milestone payments payable by Buyer subsequent to the closing upon the occurrence of certain milestone events based on the annual aggregate net sales of the Product and the Authorized Generic and other contingent events, which in no event will exceed $48 million in the aggregate; (iii) royalty payments of (A) 15% of total quarterly net sales of the Product and any other authorized or owned generic version of the Product that is marketed, distributed or sold by or on behalf of, or under a license or sublicense from, Buyer or any of its affiliates (other than the Authorized Generic), and (B) 15% of quarterly net sales of the Authorized Generic, but, for purposes of royalty payments and clause (B) only, net sales do not include the supply price paid for the Authorized Generic by Buyer to Seller under the Supply Agreement; and (iv) a payment for the value of the finished inventory of the Product and Authorized Generic at the closing, not to exceed a cap specified in the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to a copy of the Asset Purchase Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 7, 2016 and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 31, 2016, pursuant to the Second Amended and Restated Facility Agreement, dated as of December 7, 2015, by and among the Company, Pozen Inc., Tribute Pharmaceuticals Canada, Inc., Deerfield Private Design Fund III, L.P., Deerfield International Master Fund, L.P. and Deerfield Partners, L.P., as amended, modified, restated or otherwise supplemented from time to time, including, but not limited to, by those certain Limited Consents, dated as of September 6, 2016 and as of October 3, 2016, and that certain Amendment, dated as of October 3, 2016, the Company borrowed under the credit facility an aggregate of $200 million. $175 million of the proceeds of such borrowing were used to finance the payment of the Closing Payment and related transaction expenses.  The remainder of the proceeds from such borrowing were used to reimburse the Company for the closing date purchase price paid in respect of the asset sale consummated pursuant to the certain Asset Purchase Agreement, dated as of September 6, 2016, by and among Schering-Plough (Ireland) Company, Buyer and the Company.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements required by this Item are not being filed with this Current Report on Form 8-K.  Such financial statements will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro-Forma Financial Information

The pro forma financial information required by this Item is not being filed with this Current Report on Form 8-K.  Such pro forma financial information will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

10.1*	Supply Agreement, dated as of October 31, 2016, by and between AstraZeneca AB and Aralez Pharmaceuticals Trading DAC

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2016	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Eric L. Trachtenberg
Eric L. Trachtenberg
General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1*	Supply Agreement, dated as of October 31, 2016, by and between AstraZeneca AB and Aralez Pharmaceuticals Trading DAC

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.